First Quarter 2015 Earnings Conference Call April 22, 2015

© 2015 Ryder System, Inc. All Rights Reserved. Safe Harbor and Non-GAAP Financial Measures 2 Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995, including our expectations regarding earnings performance, lease fleet growth, sales activity, performance in our product lines, including full service lease, commercial rental and on-demand maintenance, strategic investments, and anticipated capital expenditures, total obligations and free cash flow. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, lower than expected lease sales, decreases in commercial rental demand or poor acceptance of higher pricing, fluctuations in market demand for used vehicles impacting current pricing and our anticipated proportion of retail versus wholesale sales, higher than expected maintenance costs from new engine technology or due to lower than expected benefits from maintenance initiatives and a newer fleet, setbacks in the economic recovery, decreases in freight demand or volumes, poor operational execution particularly with start-ups and new product launches, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, slower than expected economic recovery in the U.K., business interruptions or expenditures due to severe weather or natural occurrences, competition from other service providers and new entrants, customer retention levels, loss of key customers, driver and technician shortages resulting in higher procurement costs and turnover rates, unexpected bad debt reserves or write-offs, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, depreciation, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, operating revenue growth excluding foreign exchange, comparable earnings and earnings per share, comparable earnings per share forecast, comparable earnings before income tax, comparable tax rate, adjusted return on capital, total cash generated, free cash flow, total obligations, and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K, Form 10-Q and our Form 8-K filed as of the date of this presentation with the SEC, which are available at http://investors.ryder.com. Beginning this quarter, in addition to excluding Fleet Management Solutions (FMS) fuel services revenue and subcontracted transportation from the calculation of operating revenue, we will also be excluding Supply Chain Solutions (SCS) and Dedicated Transportation Solutions (DTS) fuel costs billed to our customers.

© 2015 Ryder System, Inc. All Rights Reserved. Contents 3 ► First Quarter 2015 Results Overview ►Asset Management Update ►Earnings Forecast ► Q & A

© 2015 Ryder System, Inc. All Rights Reserved. 1st Quarter Results Overview 4 ► Comparable earnings per share from continuing operations were $1.08 vs. $0.92 in 1Q14 ► Earnings per diluted share from continuing operations were $1.00 in 1Q15 vs. $0.92 in 1Q14 – 1Q15 included non-operating pension costs of $0.06 and professional fees of $0.02 – 1Q14 included non-operating pension costs of $0.03, which were offset by a $0.03 benefit related to a state tax law change ► Operating revenue increased 5% (up 7% excluding foreign exchange) and total revenue decreased 3% vs. prior year – Total revenue declined primarily due to lower fuel costs passed through to customers

© 2015 Ryder System, Inc. All Rights Reserved. Key Financial Statistics 5 First Quarter ($ Millions, Except Per Share Amounts) Operating Revenue Fuel and Subcontracted Transportation Total Revenue Comparable Earnings Per Share from Continuing Operations Earnings Per Share from Continuing Operations 2015 2014 % B/(W) 1,300.3$ 1,242.8$ 5% 266.9 368.0 (27)% 1,567.2$ 1,610.7$ (3)% 1.08$ 0.92$ 17% 1.00$ 0.92$ 9% Memo: Average Shares (Millions) - Diluted Comparable Tax Rate from Continuing Operations Tax Rate from Continuing Operations Adjusted Return on Capital vs. Cost of Capital (Trailing 12 months) 53.1 53.1 37.0% 37.2% 36.7% 34.5% 1.2% 0.9% Note: Amounts throughout presentation may not be additive due to rounding.

© 2015 Ryder System, Inc. All Rights Reserved. 1st Quarter Results Overview – FMS 6 ► Fleet Management Solutions (FMS) operating revenue up 5% (up 7% excluding foreign exchange) and total revenue down 4% vs. prior year – Full service lease revenue up 5% (up 6% excluding foreign exchange) – Contract maintenance revenue up 5% – Commercial rental revenue up 8% (up 10% excluding foreign exchange) – Contract-related maintenance revenue down 5% – Total revenue declined due to lower fuel costs passed through to customers ► FMS earnings increased due to strong commercial rental performance, higher full service lease results and increased fuel margin – Favorable lease results benefited from vehicle residual value benefits and fleet growth ► FMS earnings before tax (EBT) up 17% – FMS EBT percent of operating revenue up 100 basis points to 10.0%

© 2015 Ryder System, Inc. All Rights Reserved. 1st Quarter Results Overview – DTS 7 ► Dedicated Transportation Solutions (DTS) operating revenue up 6% and total revenue down 2% vs. prior year – Operating revenue increased due to new business and higher volumes – Total revenue down due to lower fuel costs passed through to customers ► DTS earnings increased primarily due to new business and higher volumes, partially offset by higher insurance costs ► DTS earnings before tax (EBT) up 3% – DTS EBT percent of operating revenue down 20 basis points to 5.4%

© 2015 Ryder System, Inc. All Rights Reserved. 1st Quarter Results Overview – SCS 8 ► Supply Chain Solutions (SCS) operating revenue up 4% (up 6% excluding foreign exchange) and total revenue down 3% vs. prior year – Operating revenue increased due to new business and higher volumes primarily in the technology and consumer packaged goods sectors, partially offset by lost business in automotive and foreign exchange – Total revenue declined due to lower fuel costs passed through to customers ► SCS earnings increased primarily due to new business, higher volumes and lower start-up costs, partially offset by higher insurance costs ► SCS earnings before tax (EBT) up 20% – SCS EBT percent of operating revenue up 70 basis points to 5.3%

© 2015 Ryder System, Inc. All Rights Reserved. Business Segments 9 2015 2014 Operating Revenue: Fleet Management Solutions 899.2$ 859.9$ Dedicated Transportation Solutions 165.8 156.2 Supply Chain Solutions 295.4 284.5 Eliminations (60.2) (57.9) Total 1,300.3$ 1,242.8$ Segment Earnings Before Tax: (1) Fleet Management Solutions 89.9$ 77.0$ Dedicated Transportation Solutions 9.0 8.7 Supply Chain Solutions 15.7 13.1 Eliminations (11.5) (9.6) 103.0 89.1 Central Support Services (Unallocated Share) (11.9) (10.8) Non-operating Pension Costs (4.9) (3.3) Re tructuring and Other Charges, Net and Other Items (1.8) - Earnings Before Income Taxes 84.4 75.0 Provision for Income Taxes (30.9) (25.9) Earnings from Continuing Operations 53.5$ 49.1$ Comparable Earnings from Continuing Operations 57.4$ 49.2$ % B/(W) 2015 2014 5% 1,087.2$ 1,135.1$ 6% 212.7 216.0 4% 371.1 381.4 (4)% (103.7) (121.7) 5% 1,567.2$ 1,610.7$ 17% 3% 20% (20)% 16% (10)% (47)% NM 12% (19)% 9% 17% Memo: Total Revenue % B/(W) (4)% (2)% (3)% 15% (3)% (1) Our primary measure of segment financial performance excludes unallocated CSS, non-operating pension costs, restructuring and other charges, net and other items. ($ Millions) First Quarter

© 2015 Ryder System, Inc. All Rights Reserved. Capital Expenditures 10 Full Service Lease Commercial Rental Operating Property and Equipment Gross Capital Expenditures Less: Proceeds from Sales (Primarily Revenue Earning Equipment) Sale an Leaseb ck of Assets Net Capital Expenditures 2015 $ 2015 2014 O/(U) 2014 436$ 446$ (11)$ 190 125 66 27 24 3 653 596 57 97 128 (31) 556$ 468$ 88$ First Quarter ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Cash Flow from Continuing Operations 11 Earnings from Continuing Operations Depreciation Gains on Vehicle Sales, Net Amortization and Other Non-Cash Charges, Net Pension ContributionsSettlement Loss Changes in Working Capital and Deferred Taxes Cash Provided by Operating Activities Proceeds from Sales (Primarily Revenue Earning Equipment) 2015 53$ 262 (30) 19 (4) (23) 278 97 2014 49$ 249 (29) 19 (4) (46) 238 128 Collections of Direct Finance Leases & OtherOth r, Net Total Cash Generated Capital Expenditures (1) Free Cash Flow (2) 16 - 391 (553) (162)$ 15 (1) 380 (579) (198)$ First Quarter ($ Millions) (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) Free Cash Flow excludes acquisitions and changes in restricted cash.

© 2015 Ryder System, Inc. All Rights Reserved. Debt to Equity Ratio 12 3/31/2015 12/31/2014 3/31/2014 Balance Sheet Debt 4,704$ 4,512$ 4,447$ Percent To Equity 260% 248% 234% Total Obligations 4,890$ 4,706$ 4,542$ Percent To Equity 270% 259% 239% Total Equity (3) 1,812$ 1,819$ 1,899$ Balance 213% 175% 196% 257% 260% 221% 248% 260% Sheet Debt to Equity (1) (2) (1) Illustrates impact of accumulated net pension related equity charge on leverage. (2) Represents long term total obligations to equity target of 225 - 275% while maintaining a solid investment grade rating. (3) Total Equity includes impact of accumulated net pension related equity charge of $580 million as of 3/31/2015, $585 million as of 12/31/2014 and $471 million as of 3/31/2014. ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Contents 13 ► First Quarter 2015 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

© 2015 Ryder System, Inc. All Rights Reserved. ► Units held for sale were 5,800 at quarter end, down from 7,200 units held for sale in the prior year ─ Sequentially from the fourth quarter, units held for sale increased by 300 units ► The number of used vehicles sold in the first quarter was 4,300, down 23% from the prior year ─ Sequentially from the fourth quarter, units sold were down 7% ► Proceeds per unit were up 14% for tractors and up 11% for trucks in the first quarter compared with prior year (excluding the impact of exchange rates) ─ Proceeds per unit were up 2% for tractors and up 8% for trucks vs. the fourth quarter ► Average first quarter total commercial rental fleet was up 5% from the prior year ─ Average commercial rental fleet was down 1% from the fourth quarter Global Asset Management Update 14

© 2015 Ryder System, Inc. All Rights Reserved. Contents 15 ► First Quarter 2015 Results Overview ►Asset Management Update ► Earnings Forecast ► Q & A

© 2015 Ryder System, Inc. All Rights Reserved. EPS Forecast – Continuing Operations 16 Second Quarter Full Year 2015 Comparable EPS Forecast(1) $ 1.58 - 1.63 $ 6.40 - 6.55 2014 Comparable EPS (2) $ 1.44 $ 5.58 ($ Earnings Per Share) (1) 2Q15 Comparable EPS Forecast, a non-GAAP financial measure, excludes $0.05 of non-operating pension costs and $0.02 of restructuring and other charges, net. 2015 Comparable EPS Forecast, a non-GAAP financial measure, excludes $0.21 of non-operating pension costs and $0.05 of restructuring and other charges, net, for the full year period. (2) 2014 Comparable EPS for the second quarter excluded $0.02 of non-operating pension costs. 2014 Comparable EPS for the full year excludes $1.16 of pension lump sum settlement charges, $0.14 of pension settlement charges, $0.10 of non-operating pension costs, $0.03 of acquisition-related tax adjustment, $0.01 of acquisition transaction costs, $0.03 of restructuring and other charges, net, partially offset by a tax law change benefit of $0.03. ► Increasing full year Comparable EPS forecast by $0.15 from $6.25 - $6.40 to $6.40 - $6.55 ► Current forecast is as follows:

© 2015 Ryder System, Inc. All Rights Reserved. Q&A 17

© 2015 Ryder System, Inc. All Rights Reserved. Appendix 18 Full Service Lease Vehicle Count Business Segment Detail Central Support Services Balance Sheet Capital Expenditures, Cash Flow & Leverage Forecast Financial Indicators Forecast Adjusted Return on Capital History Asset Management Non-GAAP Financial Measures & Reconciliations

© 2015 Ryder System, Inc. All Rights Reserved. End of Period 1Q14 2Q14 3Q14 4Q14 1Q15 FSL Fleet (as reported) 123,300 123,000 123,200 125,500 127,500 4,200 UK FSL Trailers 4,800 4,600 4,300 4,400 4,400 (400) FSL Fleet - excluding UK 118,500 118,400 118,900 121,100 123,100 4,600 Sequential Change 2Q14 O/(U) 1Q14 3Q14 O/(U) 2Q14 4Q14 O/(U) 3Q14 1Q15 O/(U) 4Q14 FSL Fleet (as reported) (300) 200 2,300 2,000 UK FSL Trailers (200) (300) 100 - FSL Fleet - excluding UK (100) 500 2,200 2,000 1Q15 O/(U) 1Q14 Full Service Lease (FSL) Fleet Count 19 Note: Represents end of period vehicle count.

© 2015 Ryder System, Inc. All Rights Reserved. Fleet Management Solutions (FMS) 20 Revenue 2015 2014 % B/(W) Full Service Lease 577.1$ 552.2$ 5% Contract Maintenance 46.0 43.7 5% Contractual Revenue 623.1 595.9 5% Commercial Rental 205.1 190.2 8% Contract-related Maintenance 53.1 56.1 (5)% Other 17.9 17.7 1% Operating Revenue 899.2 860.0 5% Fuel Services Revenue 188.0 275.2 (32)% Total Revenue 1,087.2$ 1,135.1$ (4)% Earnings Before Tax Segment Earnings Before Tax (EBT) 89.9$ 77.0$ 17% Segment EBT as % of Total Revenue 8.3% 6.8% Segment EBT as % of Operating Revenue 10.0% 9.0% First Quarter ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Dedicated Transportation Solutions (DTS) 21 ($ Millions) Revenue 2015 2014 Operating Revenue 165.8$ 156.2$ Subcontracted Transportation 14.6 16.2 Fuel Costs 32.2 43.5 Total Revenue 212.7$ 216.0$ Earnings Before Tax Segment Earnings Before Tax (EBT) 9.0$ 8.7$ Segment EBT as % of Total Revenue 4.2% 4.0% Segment EBT as % of Operating Revenue 5.4% 5.6% % B/(W) 6% (10)% (26)% (2)% 3% First Quarter

© 2015 Ryder System, Inc. All Rights Reserved. Supply Chain Solutions (SCS) 22 ($ Millions) Revenue 2015 2014 Automotive 109.2$ 114.3$ Technology & Healthcare 59.3 51.0 CPG & Retail 102.7 93.6 Industrial & Other 24.3 25.7 Operating Revenue 295.4 284.5 Subcontracted Transportation 58.2 70.0 Fuel Costs 17.5 26.9 Total Revenue 371.1$ 381.4$ Earnings Before Tax Segment Earnings Before Tax (EBT) 15.7$ 13.1$ Segment EBT as % of Total Revenue 4.2% 3.4% Segment EBT as % of Operating Revenue 5.3% 4.6% % B/(W) (4)% 16% 10% (5)% 4% (17)% (35)% (3)% 20% First Quarter

© 2015 Ryder System, Inc. All Rights Reserved. Central Support Services (CSS) 23 2015 2014 % B/(W) Allocated CSS Costs 48.8$ 48.2$ (1)% Unallocated CSS Costs 11.9 10.8 (10)% Total CSS Costs 60.7$ 59.1$ (3) Fourth Quarter ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Balance Sheet 24 Current Assets Revenue Earning Equipment, Net Operating Property and Equipment, Net Other Assets Total Assets Current Liabilities Total Debt Other Non-Current Liabilities (including Deferred Income Taxes) Shareholders' Equity Total Liabilities and Shareholders' Equity March 31, December 31, 2015 2014 1,078$ 1,076$ 7,208 6,994 700 700 920 906 9,907$ 9,676$ 1,115 1,081 4,704 4,512 2,276 2,263 1,812 1,819 9,907$ 9,676$ ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. Capital Expenditures, Cash Flow & Leverage 25 Full Service Lease - Replacement Full Service Lease - Growth Full Service Lease Commercial Rental - Replacement Commercial Rental - Growth Commercial Rental Operating Property and Equipment Gross Capital Expenditures Less: Proceeds from Sales Net Capital Expenditures Free Cash Flow Total Obligations to Equity Less: Proceeds from Sale and Leaseback 2015 Forecast $ 1,100 850 1,950 270 260 530 150 2,630 450 250 $ 1,930 $ (380) 260 - 270% 2014 1,042$ 691 1,733 199 216 415 150 2,298 497 126 1,675$ (202)$ 259% Full Year ($ Millions)

© 2015 Ryder System, Inc. All Rights Reserved. 2008 2009 2010 2011 2012 2013 2014 2015 Forecast Midpoint Long Term Target Midpoint Financial Indicators Forecast (1) 26 (1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Illustrates impact of accumulated net pension related equity charge on leverage. (3) Represents long term obligations to equity target of 225-275% while maintaining a solid investment grade credit rating. Gross Capital Expenditures ($ Millions) Free Cash Flow 2008 $1,265 2010 2009 $611 341 614 $1,088 (384) 2015 Forecast 258 $1,760 Full Service Lease PP&E/Other Commercial Rental $2,161 2011 (257) 2012 Total Obligations to Equity Pension Impact (2) 2008 2009 2010 225% 183% 203% 270% Long Term Target Midpoint (3) 2011 261% Forecast 2012 260 - 270% 2015 Total Obligations to Equity 226% $2,184 213% 175% 196% 257% 260% 221% 248% 240% (386) $2,298 2013 (380) 2013 250% Balance Sheet Debt to Equity $2,630 2014 (202) 2014 259%

© 2015 Ryder System, Inc. All Rights Reserved. Adjusted Return on Capital History Adjusted Return on Capital (ROC) 6.8% 6.7% 6.6% 6.5% 6.3% 6.1% 5.5% 4.8% 4.7% 4.7% 4.6% 7.8% 7.9% 7.4% 7.3% 4.1% 4.8% 5.7% 5.6% 5.7% 5.8% 6.0 - 6.1% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Forecast Cost of Capital (COC) Return on Equity 14.6% 15.5% 14.2% 11.2% 4.4% 8.4% 11.9% 14.9% 14.9% 11.3% 17.0% Adjusted Total Capital (2) $3.8 $4.2 $4.8 $4.8 $4.2 $4.0 $4.6 $5.2 $5.7 $6.6 $7.1 (1) Includes pension settlement charges of $69M, primarily buyouts, which impacted Return on Equity by 360 basis points. (2) Adjusted Total Capital represents Adjusted Average Total Capital in billions. 2015 Forecast ROC O/(U) COC 1.0% 1.2% 0.8% 0.8% (2.2)% (1.3)% 0.2% 0.8% 1.0% 1.1% 1.4-1.5% 150 bp Spread Targeted 27 (1)

© 2015 Ryder System, Inc. All Rights Reserved. (a) Current year statistics may exclude some units due to a lag in reporting (b) Excludes early terminations where customer purchases vehicle (a)(b) Redeployments – Vehicles coming off-lease or in Rental with useful life remaining are redeployed in the Ryder fleet (SCS, or with another Lease customer). Redeployments exclude units transferred into the Rental product line. Extensions – Ryder re-prices lease contract and extends maturity date. Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder. 28 Asset Management Update (US Only)

© 2015 Ryder System, Inc. All Rights Reserved. Non-GAAP Financial Measures 29 ► This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ► Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Revenue Growth ex-Foreign Exchange Operating Revenue Total Revenue Total Revenue Revenue Growth excluding Foreign Exchange Reconciliation Key Financial Statistics 30 5 Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations Reconciliation 31 Comparable Earnings Before Income Tax / Comparable Tax Rate Earnings Before Income Tax / Tax Rate Earnings and Tax Rate from Continuing Operations Reconciliation 32 Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 16 Adjusted Return on Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation 33 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 26 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 34-35 FMS Operating Revenue / SCS Operating Revenue / DTS Operating Revenue FMS Total Revenue / SCS Total Revenue / DTS Total Revenue Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS) / Dedicated Transportation Solutions (DTS) 20-22

© 2015 Ryder System, Inc. All Rights Reserved. 30 Revenue Growth excluding Foreign Exchange Reconciliation 2015 vs 2014 Growth Rate Fx Impact (1) Growth excl Fx RSI Operating Revenue 5% (2)% 7% FMS Operating Revenue 5% (2)% 7% SCS Operating Revenue 4% (2)% 6% Full Service Lease Revenue 5% (1)% 6% Commercial Rental Revenue 8% (2)% 10% (1) FX impact was calculated by dividing the results for the current and prior year periods by the exchange rates in effect on March 31, 2014, which was the last day of the prior year period, rather than the actual exchange rates in effect as of March 31, 2015.

© 2015 Ryder System, Inc. All Rights Reserved. Earnings and EPS from Continuing Operations Reconciliation 31 1Q15 - 1Q15 - 1Q14 - 1Q14 - Earnings EPS Earnings EPS Reported 53.5$ 1.00$ 49.1$ 0.92$ Non-operating pension costs 2.8 0.06 1.9 0.03 Tax law change benefit - - (1.8) (0.03) Professional fees 1.2 0.02 - - Comparable (1) 57.4$ 1.08$ 49.2$ 0.92$ ($ Millions or $ Earnings Per Share) (1) The company uses Comparable Earnings and Comparable Earnings per Share (EPS) from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from Earnings and EPS from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable Earnings and Comparable EPS also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

© 2015 Ryder System, Inc. All Rights Reserved. 1Q15- 1Q15- 1Q15- EBT Tax Tax Rate Reported 84.4$ 30.9$ 36.7% Non-operating pension costs 4.9 2.1 Professional fees 1.8 0.7 Comparable (1) 91.1$ 33.7$ 37.0% 1Q14 - 1Q14 - 1Q14 - EBT Tax Tax Rate Reported 75.0$ 25.9$ 34.5% Non-operating pension costs 3.3 1.4 Tax law change benefit - 1.8 Comparable (1) 78.3$ 29.1$ 37.2% EBT and Tax Rate from Continuing Operations Reconciliation 32 ($ Millions or $ Earnings Per Share) (1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors and allow for better year over year comparison of operating performance because they exclude from EBT and Tax Rate from Continuing Operations non-operating pension costs, which we consider to be costs outside of the operational performance of the business and can significantly change from year to year. Comparable EBT and Comparable Tax Rate also exclude other significant items that are not representative of our ongoing business operations and allow for better year over year comparison.

© 2015 Ryder System, Inc. All Rights Reserved. 33 Adjusted Return on Capital Reconciliation ($ Millions) 1Q14 1Q15 Net Earnings (1) 246$ 223$ Restructuring and Other Charges, Net and Other Items 2 117 Income Taxes 130 123 Adjusted Earnings Before Income Taxes 378 463 Adjusted Interest Expense (2) 140 146 Adjusted Income Taxes (3) (183) (218) Adjusted Net Earnings 335$ 391$ Average Total Debt(4) 4,072$ 4,578$ Average Off-Balance Sheet Debt(4) 119 155 Average Total Shareholders' Equity(4) 1,698 1,905 Average Adjustments to Shareholders' Equity (5) (2) 17 Adjusted Average Total Capital 5,887$ 6,656$ Adjusted Return on Capital 5.7% 5.9% (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) The average is calculated based on the average GAAP balances. (5) Represents comparable earnings items for those periods.

© 2015 Ryder System, Inc. All Rights Reserved. Debt to Equity Reconciliation 34 ($ Millions) Note: Amounts may not recalculate due to rounding. % to % to % to % to % to % to % to 12/31/2008 Equity 12/31/2009 Equity 12/31/2010 Equity 12/31/2011 Equity 12/31/2012 Equity 12/31/2013 Equity 12/31/2014 Equity Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,821 260% $4,189 221% $4,512 248% Receivables Sold - - - - - PV of minimum lease pa me ts and guaranteed residual value under operating leases for vehicles 163 119 100 64 148 95 193 Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,969 270% $4,284 226% $4,706 259%

© 2015 Ryder System, Inc. All Rights Reserved. Debt to Equity Reconciliation 35 ($ Millions) Note: Amounts may not recalculate due to rounding. Balance Sheet Debt Receivables Sold PV of minimum lease payments and guaranteed residual values under operating leases for vehicles Total Obligations % to % to 3/31/15 Equity 3/31/14 Equity $4,704 260% $4,447 234% - - 186 95 $4,890 270% $4,542 239%

© 2015 Ryder System, Inc. All Rights Reserved. 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 3/31/15 3/31/14 Cash Provided by Operating Activities 1,248$ 985$ 1,028$ 1,042$ 1,134$ 1,223$ 1,370$ 278$ 238$ Collections of Direct Finance Leases 61 65 62 62 72 71 66 16 16 Proceeds from Sale (Prim. Rev. Earn. Equip.) 262 216 235 300 413 452 497 97 128 Proceeds from Sale & Leaseback of Assets - - - 37 130 - 126 - - Other Investing, Net - - 3 - - 8 (1) - (1) Total Cash Generated 1,571 1,266 1,328 1,442 1,749 1,754 2,057 391 380 Capital Expenditures (2) (1,230) (652) (1,070) (1,699) (2,133) (2,140) (2,259) (553) (579) Free Cash Flow (3) 341$ 614$ 258$ (257)$ (384)$ (386)$ (202)$ (162)$ (198)$ Memo: Depreciation Expense 836$ 881$ 834$ 872$ 940$ 957$ 1,040$ 262$ 249$ Gains on Vehicle Sales, Net 39$ 12$ 29$ 63$ 89$ 96$ 127$ 30$ 29$ ($ Millions) (1) Amounts have not been recasted for discontinued operations (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Flow Reconciliation 36

© 2015 Ryder System, Inc. All Rights Reserved.